EXHIBIT 31.1

                Certification of Principal Executive Officer
          Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
           and Securities and Exchange Commission Release 34-46427

I,  Christopher J. Carey,  the principal  executive  officer of PFGI Capital
Corporation ("PFGI Capital"), certify that:

1. I have reviewed this report on Form 10-Q of PFGI Capital;
2. Based on my knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the
   statements  made,  in  light  of  the  circumstances   under  which  such
   statements  were made, not misleading  with respect to the period covered by this report;
3. Based on my knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present in all  material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4. The  registrant's  other  certifying  officer and I are  responsible  for establishing  and  maintaining  disclosure  controls and  procedures  (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:
   a) Designed  such  disclosure  controls  and  procedures,  or caused such
      disclosure   controls  and   procedures  to  be  designed   under  our
      supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;
   b) (omitted per SEC Release No. 34-47986)
   c) Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
   d) Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most  recent  fiscal  quarter  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and
5. The registrant's other certifying officer and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting, to the  registrant's  auditors and the audit  committee  of  registrant's board of directors (or persons performing the equivalent functions):
   a) All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and
   b) Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

Date: August 14, 2003                       /s/ Christopher J. Carey
                                            ------------------------
                                              Christopher J. Carey
                                     President (Principal Executive Officer)